Supplement dated May 21, 2007 to Prospectus dated May 1, 2007 for PINNACLE V Flexible Premium Variable Annuity
               Issued by NATIONAL INTEGRITY LIFE INSURANCE COMPANY
                        through its Separate Account II



This is a supplement to the prospectus identified above. Please retain this supplement to the prospectus for future reference.



PART 6 - OPTIONAL BENEFITS is modified as follows:

In the section titled GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER, subsection titled GMWB INVESTMENT OPTIONS, the Fidelity VIP Freedom 2030 Portfolio is hereby removed from that subsection. The Fidelity VIP Freedom 2030 Portfolio is not available as an Investment Option if the GMWB Rider is elected.